Principal Variable Contracts Funds, Inc.
Supplement dated September 16, 2016
to the Statement of Additional Information dated May 1, 2016
(as supplemented June 17, 2016 and July 29, 2016)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Effective October 14, 2016, delete the last paragraph in the Temporary Defensive Measures/Money Market Instruments section.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective November 1, 2016, delete the International Emerging Markets row in the Contractual Limits on Total Annual Fund Operating Expenses table under Management Agreement, and replace with the following:

Account	Class 1	Class 2	Expiration
International Emerging Markets	1.35%	1.60%	April 30, 2018

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